UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2005
TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	20-1888610

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida	33418

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (561) 227-0955
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On July 29, 2005, the Board of Directors of TBC Corporation (the “Company”) elected Alice M. Peterson to serve as a director of the Company. The press release reporting Ms. Peterson’s election is included as Exhibit 99.1 to this Form 8-K.
Also at its meeting on July 29, 2005, the Company’s Board of Directors appointed Ms. Peterson to serve as a member of the Audit Committee of the Board of Directors.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
     See Exhibit Index.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION
August 3, 2005	By	/s/ Thomas W. Garvey
Thomas W. Garvey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Located at
99.	Additional Exhibits.	Numbered Page
99.1	TBC Corporation Press Release dated August 4, 2005.